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							EXHIBIT 10.5

                        SUPPLEMENTAL GUARANTY AGREEMENT

     THIS SUPPLEMENTAL GUARANTY AGREEMENT ("the "Guaranty"), dated as of December 30, 1993, is by and between McDonnell Douglas Corporation, a Maryland corporation (hereinafter called the "Guarantor"), and McDonnell Douglas Finance Corporation, a Delaware corporation (hereinafter called "MDFC").

                             W I T N E S S E T H :

     WHEREAS, the Guarantor has previously provided the guaranties listed on Exhibit A hereto, covering some of the lease or financing agreements between Trans World Airlines, Inc. ("TWA") and MDFC; and

     WHEREAS, the parties deem it to be in their mutual best interest to supplement such existing guaranties in order to safeguard MDFC against a default affecting MDFC's entire TWA portfolio;

     NOW, THEREFORE, in consideration of the premises and for valuable consideration both parties hereto hereby agree as follows:

     1. Upon the occurrence of a material default by TWA under any of the agreements between TWA and MDFC listed on Exhibit B hereto (the "TWA Agreements") under circumstances (such as a TWA bankruptcy) which lead MDFC to reasonably conclude that it has incurred or is likely to incur a loss on its TWA portfolio, MDFC shall promptly estimate and inform Guarantor of the net fair market value, taking into account the guaranties listed in Exhibit A, of MDFC's interest in the TWA Agreements. Such estimate shall be accompanied by a copy of MDFC's calculations and other pertinent information demonstrating to MDC's reasonable satisfaction the basis utilized by MDFC in arriving at such estimated value. If such estimated value is less than the net asset value of the TWA Agreements on MDFC's books, Guarantor shall, within 30 days of written demand, pay to MDFC the full amount of such loss (the "Total Portfolio Loss"); provided, however, that the liability of Guarantor for the Total Portfolio Loss under this Section 1 shall be limited to an aggregate amount equal to $25,000,000.

     2. Until all the assets covered by the TWA Agreements have been disposed of, after the end of each calendar quarter following payment of the Total Portfolio Loss, MDFC will recalculate the Total Portfolio Loss taking into account (a) any changes in the estimated fair market value of MDFC's interest in any of the TWA Agreements, (b) the amount by which any net proceeds received or receivable by MDFC from the remarketing of any repossessed equipment covered by any TWA Agreement (together with any proceeds of a guaranty listed on Exhibit A with respect to such equipment) exceeds or is less than MDFC's estimated value of such equipment incorporated in any prior calculation of the Total Portfolio Loss and (c) any recoveries from TWA, and furnish the Guarantor with a copy of such recalculation. Within 30 days of receipt of any such recalculation the Guarantor shall (subject to the limit in Section 1) pay to MDFC the amount of any increase in the Total Portfolio Loss or, as the case may be, MDFC shall refund to Guarantor the amount of any decrease in the Total Portfolio Loss.

     3. If no Event of Default under any TWA Agreement has occurred and is continuing, MDFC may enter into payment deferral arrangements with TWA without limiting Guarantor's liability hereunder and without Guarantor's consent. If a material Event of Default has occurred and is continuing under any TWA
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Agreement which could lead to a Total Portfolio Loss, MDFC shall not consent to any deferral arrangement with TWA without the consent of Guarantor. If Guarantor consents to any such deferral, it shall pay MDFC the amount of all deferred payments when such amounts would have been due but for the granting of the deferral. Only the portion of such payments of deferred amounts allocable to principal shall be deemed to reduce the amount of Guarantor's total liability under Section 1.

     4. The obligations hereunder of Guarantor shall remain in full force and effect without regard to, and shall not be impaired or affected by,
(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of TWA, or (b) any repudiation or disaffirmance of any TWA Agreement by any trustee in bankruptcy of TWA.

     5. This Guaranty shall remain in full force and effect until payment in full of all sums payable, and the full and complete performance and discharge of all covenants, agreements and obligations to be performed or discharged by Guarantor hereunder; provided, however, that this Guaranty shall terminate on March 31, 1996 unless (a) an Event of Default which could result in a Total Portfolio Loss has occurred and is continuing under any TWA Agreement on such date or (b) the parties agree that MDFC's exposure on its TWA portfolio justifies a continuation of all or a portion of this Guaranty. Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if any payment of any sum hereby guaranteed is rescinded or must be otherwise restored or returned by MDFC upon the insolvency, bankruptcy or reorganization of TWA, all as though such payment had not been made.

     6. This Guaranty contains all of the agreements of Guarantor and MDFC in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings or inducements, oral or written, except as expressly stated herein. Notwithstanding the immediately preceding sentence, the guaranty agreements described in Exhibit A shall continue in full force and effect and nothing in this Guaranty shall be construed as limiting such guaranty agreements. The terms of this Guaranty may not be changed orally but only by agreement in writing, duly executed on behalf of Guarantor and MDFC.

     7. At the end of each calendar quarter commencing in 1994 and so long as this Guaranty remains in effect, MDFC will pay to the Guarantor a guaranty fee in an amount equal to $75,000. Such guaranty fee shall cease to be payable at the time a payment becomes due under this Guaranty. At the end of each calendar quarter MDFC shall have the option to terminate or reduce the maximum coverage set forth in Section 1 of this Guaranty (with a proportionate reduction in future guaranty fees). Any such voluntary reduction by MDFC shall be permanent for purposes of this Guaranty.


MCDONNELL DOUGLAS FINANCE          MCDONNELL DOUGLAS CORPORATION
CORPORATION


By:___________________________     By:___________________________

Its:__________________________     Its:__________________________
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                                  EXHIBIT "A"
                                      TO
                        SUPPLEMENTAL GUARANTY AGREEMENT

                          GUARANTIES FROM MDC TO MDFC
                COVERING LEASE AGREEMENTS BETWEEN MDFC AND TWA:


                                      SERIAL NO.    REGIS. NO.
                                          OF            OF
                        GUARANTY        LEASED        LEASED
  TYPE OF AGREEMENT       DATE         AIRCRAFT      AIRCRAFT
 -------------------    --------       ---------     ---------

 Deficiency Guaranty    10/15/87        49157         N905TW
 Deficiency Guaranty    10/20/87        49160         N906TW

 Deficiency Guaranty    10/21/87        49154         N903TW

 Deficiency Guaranty    10/27/87        49185         N914TW
 Deficiency Guaranty    10/15/87        49166         N901TW

 Deficiency Guaranty    10/15/87        49153         N902TW
      Guaranty*          6/30/93        53139         N9403W

      Guaranty*          6/30/93        53138         N9402W

      Guaranty*          9/30/93        53141         N9405T
      Guaranty*          9/30/93        53137         N9401W

      Guaranty*          9/30/93        53140         N9404V
      Guaranty*          9/30/93        53126         N9406W

   --------------
   * It is contemplated that these guaranties will be replaced by similar guaranties from MDC covering a smaller percentage of TWA's obligations under the respective covered Lease Agreements. As of the date such replacement guaranties are signed and delivered to MDFC (or MDAFC in the case of the guaranty covering Aircraft N9401W) they shall automatically be deemed listed on this Exhibit A in lieu of the replaced guaranties.


             GUARANTY FROM MDC TO MDFC COVERING SUBORDINATED NOTE


     Guaranty from MDC to MDFC, dated as of August 27, 1993, covering TWA's obligations under a subordinated note dated as of November 27, 1991 relating to Aircraft N952U.
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                                  EXHIBIT "B"
                                      TO
                        SUPPLEMENTAL GUARANTY AGREEMENT

                                                A/C SER.     A/C REG.
 DESCRIPTION    DATE        PARTIES             NO.          NO.
 ------------   --------    ------------------  --------     --------
 Sub. Note      11/27/91    Equitable/MDFC/TWA  --           N952U

 Secured Note   6/19/84     MDFC Loan           49230        N950U
                            Corp./Ozark/TWA

 Finance Lease  12/8/69     MDFC/Ozark/TWA      47589        N986Z

 Finance Lease  10/15/82    MDFC/Ozark/TWA      47669        N932L

 Finance Lease  5/26/83     MDFC/TWA            49157        N905TW

 Finance Lease  6/23/83     MDFC/TWA            49160        N906TW

 Finance Lease  5/12/83     MDFC/TWA            49154        N903TW

 Finance Lease  4/12/84     MDFC/TWA            49185        N914TW

 Finance Lease  4/18/83     MDFC/TWA            49166        N901TW

 Finance Lease  4/26/83     MDFC/TWA            49153        N902TW

 Finance Lease  6/1/93      *MDC/TWA            53139        N9403W

 Finance Lease  6/1/93      *MDC/TWA            53138        N9402W

 Finance Lease  6/1/93      *MDC/TWA            53141        N9405T

 Finance Lease  6/1/93      **MDC/TWA           53137        N9401W

 Finance Lease  6/1/93      *MDC/TWA            53140        N9404V

 Finance Lease  6/1/93      *MDC/TWA            53126        N9406W

 Operating      6/1/93      MDFC/TWA            47676        N418EA
 Lease

 Operating      6/1/93      MDFC/TWA            47751        N416EA
 Lease

 Operating      6/1/93      MDFC/TWA            47753        N417EA
 Lease

 Operating      6/1/93      MDFC/TWA            47749        N415EA
 Lease
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 Operating      6/1/93      MDFC/TWA            47746        N414EA
 Lease

 Operating      6/1/93      MDFC/TWA            47731        N410EA
 Lease

 Operating      6/1/93      MDFC/TWA            47728        N409EA
 Lease

 Operating      6/1/93      MDFC/TWA            47732        N411EA
 Lease

  ***
  ****

- - -----------
*    Assigned by MDC to MDFC
**   Assigned by MDC to MDAFC
*** TWA will lease from MDFC (or an affiliate) under an operating lease four additional DC-9-51 aircraft and such leases are hereby deemed covered by the Supplemental Guaranty Agreement.
**** TWA will lease from MDFC under a finance lease two MD-82 aircraft and such leases are hereby deemed covered by the Supplemental Guaranty Agreement.